EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

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                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


We hereby consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1996 Stock Option Plan and 1996 Non-Executive Stock Option Plan of Landec Corporation of our report dated December 6, 1996, with respect to the consolidated financial statements and schedule of Landec Corporation included and incorporated by reference in its Annual Report (Form 10-K) for the year ended October 31, 1996 filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Ernst & Young LLP
Palo Alto, California
May 28, 1997

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